UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest reported date): April 6, 2024

YouneeqAI Technical Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-271798	47-3905532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2700 Youngfield St., Suite 280

Lakewood, CO 80215

(Address of Principal Executive Offices) (Zip Code)

250-216-4275

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Former Secretary and Director S. Mark Spoone is suing YouneeqAI Technical Services, Inc. (“the Company”) for $45,000. The Company and Mr. Spoone have stipulated to a settlement involving the claimed amount of approximately $45,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

YOUNEEQAI TECHNICAL SERVICES, INC.

By: /s/ Murray Galbraith

___________________________

Murray Galbraith

Title: Chief Executive Officer

Date: May 6, 2024